Other Assets	9 Months Ended
Sep. 30, 2021
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Assets
7. Other Assets
The following table summarizes the components of other assets:

$ in thousands	September 30, 2021	December 31, 2020
Capitalized tax abatement, net (1)	$7,151	$—
Deferred financing costs, net	805	440
Prepaid expenses	833	130
Deferred rent	423	11
Other	89	5

Total	$9,301	$586

(1)
We obtained a tax abatement in conjunction with our purchase of the Cortona Apartments with an expiration date of December 31, 2038 and are amortizing the tax abatement over the remaining useful life of the tax abatement as a component of depreciation and amortization in the condensed consolidated statements of operations. As of September 30, 2021, accumulated amortization of the capitalized tax abatement was $0.3 million, and the estimated annual amortization is $0.4 million.